Exhibit 10.20

Final Form

Exhibit A

FORM OF
JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder”) is made and entered into as of [●], by the undersigned shareholder (“Joining Seller”) of AgileAlgo Holdings Ltd., a British Virgin Islands business company (the “Company”), and accepted by each of the Company, Inception Growth Acquisition Limited., a Delaware corporation (the “Parent”), and IGTA Merger Sub Limited, a British Virgin Islands business company and a wholly-owned subsidiary of the Parent (“Purchaser”). Reference is hereby made to that certain Business Combination Agreement, dated as of September 12, 2023 (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, including by this Joinder, the “BCA”), by and among (i) the Company, (ii) the Parent, (iii) Purchaser, (iv) certain holders of the Company’s outstanding shares that are named on Annex I thereto and that executed and delivered a copy of the BCA as of the date thereof, and (v) each of the other holders of the Company’s outstanding shares, including the undersigned Joining Seller, that have executed and delivered or shall execute and deliver to the Parent, Purchaser and the Company a joinder agreement in substantially the form of this Joinder to become party to the BCA (the Company shareholders described in clauses (iv) and (v) above, collectively, the “Sellers”. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the BCA.

WITNESSETH THAT:

WHEREAS, Joining Seller desires to become a party to the BCA as a “Joining Seller” party thereunder in accordance with the terms and conditions of this Joinder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Agreement to be Bound. Joining Seller hereby: (a) acknowledges that Joining Seller has received and reviewed a complete copy of (i) the BCA, including the Exhibits and Schedules thereto, and (ii) the Registration Statement filed with the SEC which has been declared effective (including the definitive Proxy Statement of Parent contained therein), with respect to the transactions contemplated by the BCA; (b) agrees that upon execution of this Joinder and delivery of this Joinder to Purchaser, Parent and the Company, Joining Seller will become a party to the BCA, and will be fully bound by, and subject to, all of the terms and conditions of the BCA, as amended or modified by this Joinder, as a “Joining Seller” party thereunder as though it was an original party thereto for all purposes of the BCA, and entitled to all the rights and subject to all of the obligations incidental thereto, with Joining Seller selling, transferring, conveying, assigning and delivering to Purchaser all of its Company Shares (as set forth underneath Joining Seller’s name on the signature page hereto) to Purchaser as Purchased Shares thereunder; (c) agrees to execute and deliver to Purchaser, Parent and the Company all of the Additional Agreements required to be executed by a Seller (and if Seller is a Significant Shareholder, all of the Additional Agreements required to be executed by a Significant Shareholder) under the BCA; and (d) agrees that this Joinder, including the provisions of this Section 1 and the representations and warranties made by Joining Seller in Section 2 below, will be deemed to be incorporated into, supplement and become a part of the BCA, and any references to the BCA therein and herein will include this Joinder.

2. Representations and Warranties: Except as may be set forth in any disclosure schedules which have been delivered by Joining Seller to Purchaser, Parent and the Company as an attachment to this Joinder (the Section numbers of which are numbered to correspond to the Section numbers of Article IV of the BCA to which they refer), which disclosure schedules will be deemed to be part of the Company Disclosure Schedules for purposes of the BCA and this Joinder, Joining Seller hereby represents and warrants to Purchaser, Parent and the Company that the representations and warranties set forth in Article IV of the BCA are true and correct with respect to Joining Seller as of the date hereof and will be true and correct as of the Closing Date.

3. Liability. The parties agree that upon executing this Joinder, Joining Seller only (and not any of its Non-Recourse Parties), shall only be liable to the parties pursuant to the express terms of the BCA and this Joinder.

4. Miscellaneous. This Joinder shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof. This Joinder, the BCA and the Additional Agreements, together with the other documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement by Joining Seller with respect to the subject matter of hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, by Joining Seller with respect to its subject matter. The terms of this Joinder shall be governed by, enforced, construed and interpreted in a manner consistent with the provisions of the BCA.

{Remainder of Page Left Blank; Signature Pages Follow}

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder to be executed and delivered by the undersigned or by its duly authorized representative as of the date first written above.

Joining Seller:

Print Name:

By:
[Signature]

If Entity, Print Name
and Title of Signatory:

Address for Notice:

Address:

Facsimile:

Telephone:

No. of Company Shares Owned:

{Signature Page to Joinder Agreement}

Acknowledged and Accepted as of the date first set forth above:

The Parent:

INCEPTION GROWTH ACQUISITION LIMITED

By:
	Name:	Cheuk Hang Chow
	Title:	Chief Executive Officer

The Purchaser:

IGTA MERGER SUB LIMITED

By:
Name:
Title:

The Company:

AGILEALGO HOLDINGS LTD.

By:
	Name:	Tony Tay
	Title:	Chief Executive Officer

{Signature Page to Joinder Agreement}

Company Disclosure Schedules for Joining Seller

See attachment.